UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway
San Jose, California
95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On January 31, 2025, the Securities and Exchange Commission (the “SEC”) declared effective Amendment No. 3 to the Registration Statement on Form 10 (the “Registration Statement”) filed with the SEC on January 27, 2025, by Sandisk Corporation (“Sandisk”), in connection with Western Digital Corporation’s (the “Company”) previously announced separation of its flash business from its remaining hard disk drive business pursuant to a spin-off transaction (the “Spin-Off”). The Spin-Off will be effected through a distribution of 80.1% of the outstanding shares of Sandisk’s common stock owned by the Company on a pro rata basis to existing stockholders of the Company (the “Distribution”). Upon consummation of the Spin-Off, Sandisk will be an independent, publicly traded company.

The Registration Statement includes an information statement that describes the Distribution and the Spin-Off and provides important information regarding Sandisk, including its business and management, certain risks related to an investment in Sandisk and certain other matters. The final information statement, dated January 31, 2025 is attached hereto as Exhibit 99.1. Sandisk expects to commence mailing of the final information statement to the Company’s stockholders on or about January 31, 2025.

Sandisk expects that shares of Sandisk common stock will commence trading on a “when-issued” basis on The Nasdaq Stock Market LLC (the “Nasdaq”) under the symbol “SNDK” one business day following February 12, 2025, the record date for the Distribution. The Distribution is expected to be effective at 11:59 p.m. Pacific time on February 21, 2025. “Regular-way” trading of Sandisk common stock on the Nasdaq is expected to begin on February 24, 2025, under the symbol “SNDK.” Following the Spin-Off, the Company will continue to trade on the Nasdaq under the symbol “WDC.” Completion of the Distribution is subject to the satisfaction or waiver of certain conditions described in the final information statement attached hereto as Exhibit 99.1 and in the form of Separation and Distribution Agreement, which is filed as an exhibit to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Information Statement of Sandisk Corporation, dated January 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws, including statements regarding expectations about the Spin-Off. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Key risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: volatility in global economic conditions and demand for the Company’s products; operational, financial and legal challenges and difficulties inherent in implementing a separation of the Company’s HDD and Flash businesses; inflation; increase in interest rates and economic recession; future responses to and effects of global health crises; the impact of business and market conditions; the outcome and impact of the Company’s announced separation transaction, including with respect to customer and supplier relationships, regulatory and contractual restrictions, stock price volatility and the diversion of management’s attention from ongoing business operations and opportunities; the impact of competitive products and pricing; the Company’s development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with cost saving initiatives, restructurings, acquisitions, divestitures, mergers, joint ventures and the Company’s strategic relationships; difficulties or delays in manufacturing or other supply chain disruptions; hiring and retention of key employees; the Company’s level of debt and other financial obligations; changes to the Company’s relationships with key customers; compromise, damage or interruption from cybersecurity incidents or other data system security risks; actions by competitors; the Company’s ability to achieve its GHG emissions reduction and other ESG goals; the impact of international conflicts; risks associated with compliance with changing legal and regulatory requirements and the outcome of legal proceedings; and other risks and uncertainties listed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on August 20, 2024, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements to reflect new information or events, except as required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION
By:	/s/ Cynthia Tregillis
Name:	Cynthia Tregillis
Title:	Senior Vice President, Chief Legal Officer and Secretary

Date: February 3, 2025